RESELLER AGREEMENT

This Reseller Agreement ('Agreement") is effective as of May 13th, 2004 ("Effectlve Date"), between Inc., with offices at 2851 West Kathleen Road, Phoenix, Arizona 85053, U.S.A ("Hypercom"), and SiVault, Inc, including its world-wide wholly owned subsidiaries, with offices at 672 Villa Center Way, San Jose, CA 85128 ("Reseller").

1.  APPOINTMENT.
    ------------

1.1 Hypercom hereby appoints Reseller as one of its non-exclusive resellers in the following geographic territory: USA ("Territory") As a Hypercom reseller, Reseller will purchase the point of sale terminal products and peripherals described in the Product Addenda attached hereto and incorporated herein by this reference ("Products') and resell the same to end user customers. Reseller will sell Products only pursuant to an executed end user purchase or lease agreement, as applicable, which conforms with and contains terms at least as protective of Hypercom and its licensors as this Agreement. Reseller will defend, indemnify and hold Hypercom, its employees, officers, agents, suppliers, licensors, affiliates, and subsidiaries harmless from and against any claims, costs, losses, damages and expenses (including reasonable attorneys' fees) resulting from or related to Reseller's delay or failure to have its customers execute such an agreement. For purposes of this Agreement, any reference to sell or resell shall also refer to ease. Hypercom shall have the right at any time and in its sole and absolute discretion, to appoint other value added resellers in any geographic territory or to otherwise market the Products as Hypercom sees fit, without notice to Reseller.

1.2. Reseller shall not, without Hypercom's prior written consent, which consent may be granted or denied in Hypercom's sole and absolute discretion: (a) obtain the Products for resale from any individual, firm or company other than Hypercom; (b) seek customers, establish any branch or maintain any distribution depot for the Products in any country outside the Territory; or (c) sell the Products to any customer in any country outside the Territory, or to any customer within the Territory if that customer intends to use or resell the Products in any country outside the Territory.

2.  SPECIFICATIONS LICENSE. Subject  to  the  provisions hereof, Hypercom hereby
    -----------------------
grants to Reseller and Reseller hereby accepts a non-exclusive, non-transferable license to use and copy those specifications related to the Products from which Reseller may create software interface drivers necessarily to interface Products with other products sold and/or supported by Reseller. Other than the rights expressly granted herein, all rights, title and interest in and to the Products belong to Hypercom or its licensors.

3.  ORDERS,
    -------

3.1. Each of Reseller's orders for Products ("Purchase Order") constitutes a separate contract, and is subject to Hypercom's acceptance or rejection at Hypercom's corporate headquarters in Phoenix. Arizona. Hypercom shall have the right, for any reason, to reject any Purchase Order, in whole or in part. Each Purchase Order shall expressly refer to both this Agreement and shall contain the following information regarding the Products ordered: (a) description, (b) quantity, (c) price, consistent with the Product Addenda, (d) requested delivery dare, consistent with this Agreement, and (e) delivery address (as applicable)- Any additional terms, including but not limited to any pre-printed terms, on the Purchase Order shall have no effect.

3.2. Reseller will be. responsible for; (a) ensuring the accuracy of each Purchase Order; (b) providing 1-lypereom with any information necessary in order to enable Hypercom to fulfill the relevant Purchase Order and complying with all labeling, marketing and other applicable legal requirements in the Territory; and (c) obtaining any necessary import licenses, certificates of origin or other requisite documents, and paying all applicable customs, duties and taxes required for importation of the Products into the Territory and resale therein.

3.3 Upon receipt and confirmation of each order, Nypercom shall inform Reseller of Hypercom's estimated delivery date therefor. Hypercom shall use commercially reasonable efforts to satisfy and fill each Purchase Order. However, the parties agree lead times may vary according to manufacturing and other conditions and, consequently, any and. all delivery dates communicated by Hypercom are mere estimates and under no circumstances shall 1-lypercom be liable to Reseller its


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

customers or any end users for any delay or failure of delivery. In the event Hypercom is unable to satisfy any Purchase Order, for any reason, Hypercom will notify Reseller and allocate available Products among its customers as it deems fit, in its sole and absolute discretion. Nothing in this Agreement entities Reseller to any priority of supply in relation to the Products as against Hypercom's other customers.

3.4. Hypercom may, at any time: (a) discontinue manufacture of all or any of the Products; (b) decline to accept any order received from Reseller; or (c) make such alterations to the Product specifications as 1-lypercom, in its sole and absolute discretion, deems appropriate.

4,  PRICES,  PAYMENT AND DELIVERY.
    ------------------------------

4.1. Unless otherwise provided, herein, Reseller's prices for the Products are set forth, in the Product Addenda. All prices are Ex Works factory and are subject to change. Accordingly Reseller will, in addition to the price, be liable for arranging and paying all costs of shipping and insurance. Additionally, all prices for the Products are exclusive of any applicable sales or use tax, valued-added tax or the like, for which Reseller is also liable, with the exception of taxes based on 1-lypercom's net income. Hypercom's prices may increase at any time with ninety (90) days prior written notice to Reseller. Title to any Products will not pass to Reseller until Hypercom has received payment in full of the price therefor. Risk of loss of or damage to any Products will pass to Reseller Ex Works factory. Reseller hereby wants 1-lypercom a purchase money security interest in all Products purchased hereunder and hereby consents to any related filing to perfect the security interest,

4.2. Unless otherwise stated herein, all payments are due thirty (30) days from the date on the relevant invoice ("Due Date") without the right to offset or deduct any amounts from the invoiced amount for any reason. Reseller should contact Hypercom representative regarding any payment questions or disputes prior to the flue Date in order to avoid any service charges. Any amounts not paid by the relevant Due Date will incur a service charge equal to the lesser of: (a) one and one-half percent (1-5%) per month or part thereof or (I,) the maximum amount permitted by Jaw. The service charge wiil accrue from the Due hate on a daily basis until payment of all outstanding amounts is made in fill. Reseller is liable. for all collection costs incurred by Hypercom resulting from Reseller's late payment. Reseller shall make all payments in U.S. Dollars or such other currency as Hypereom may from time to time notitify Reseller in writing.

4.3. Whenever Hypercom delivers to a common carrier any Products ordered by Reseller, regardless of whether or not the particular common carrier was designated in Resellers shipping or routing instructions, such carrier shall be Reseller's agent and Hypercom shall not be liable for any delay, loss or damage in shipment. Where Hypercom agrees to arrange for shipping and insurance as Reseller's agent, Reseller shall reimburse Hypercom the Bill costs thereof and all applicable provisions of this Agreement apply with respect to payment of such costs the same as they apply to payment for the Products.

5.  PRODUCT MARKETING. Reseller  will  use  best  efforts to promote, market and
    ------------------
solicit orders for the Products throughout the Territory and is responsible for all selling and sales support activities for its prospective clients within the Territory. Additionally, Reseller will maintain an active, professional and suitably trained sales force. Reseller will not: (a) make any modifications to the Products or their packaging unless previously approved in writing by Hypercom; or (b) alter, remove or tamper with any Hypercom trademarks, patent or copyright notice, or any confidentiality, proprietary or trade secret legend or notice, or any numbers, or other means of identification used on or in relation to the Products or packaging therefor. Reseller may establish the prices which it charges for its products provided, however, such prices are reasonable given local conditions and shall be included in published price lists.

6.  TRADEMARKS. Hypercom  hereby  authorizes Reseller to use certain. Hypercom
    -----------
trademarks in the Territory on or in relation to the Products for the purposes only of exercising its rights and performing its obligations under this Agreement. Reseller shall ensure that each reference to and use of any of the Hypercom trademarks is in a manner approved by Hypercom and is accompanied by an acknowledgment, in a Hypercom-approved form, that the same is Hypercom's tademark (or registered trademark). Reseller agrees to provide Hypercom with copies of all materials prepared by or used by Reseller which makes use of any Hypercom trademarks.


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7.  INDEMNIFICATION.
    ----------------

7.1. Hypercom shall defend, indemnify and hold Reseller harmless from and against all claims, liabilities, and costs, including reasonable attorneys' fees, to the extent any third party claim arises from actual or alleged infringement by the Products of any U.S. patent or copyright, provided Reseller:
(a) promptly gives Hypercom notice of the allegation or claim; (b) permits Hypercom to fully control the defense and any settlement thereof and (c) filly cooperates in such defense at .Hypercomn's reasonable request and expense.

7.2. In the event of any actual or anticipated infringement claim related to the Products, Hypercomn may, in its sole and absolute discretion; (a) modify the allegedly infringing item; (b) settle the matter by substituting a substantially equivalent alternative; (e) obtain for Reseller the right to continue using the allegedly infringing item or (d) terminate Reseller's rights to the allegedly infringing item, THE FOREGOING RIGHTS CONSTITUTE F-HYPERCOM'S ENTIRE LIABTLFT'Y AND RESELLER'S SOLE AND EXCLUSIVE REMEDY FOR INTPLLFCTUAL PROPERTY RIGHTS CLAIMS ARISING OUT OF OR RELATED TO THE PRODUCTS.

7.3 Hypercom's indemnity obligations do not extend to any intellectual property claim relating to, arising out of, or based on; (a) Products developed in conformance with Reseller provided specifications, designs, or instructions; (b) any process patent or loyalty system, except processes inherent in the Products over which Reseller has no control; (c) any modifications made to the Products other than by or at the request of Hypercom; or (d) any violation by Reseller of any use restrictions or confidentiality or proprietary rights provisions contained n this Agreement.

7.4. Reseller will defend, indemnify and hold harmless Hypercom, its employees, officers, agents, suppliers, licensors, affiliates, and subsidiaries horn and against all claims, liabilities, loss and expenses, including reasonable attorneys fees, of defending any third party claim arising out of or related to the use of any Product or any actions or omissions of Reseller or any person or entity acting on its behalf, provided Hypercom: (a) promptly gives Reseller notice of the claim; (b) permits Reseller to fully control the defense and any settlement; and (c) filly cooperates in such defense at Reseller's reasonable request and expense.

S.  CONFIDENTIALITY. Reseller  acknowledges  the  Products,  program  concepts
    ----------------
incorporated in the Products, specifications, pricing, and any other information marked or otherwise identified as confidential or proprietary information are confidential property belonging to Hypercom and/or its licensors ("Confidential Information"). Reseller will maintain the Confidential Information as it does its own such information, and with no less than a reasonable degree of care, and shall not, without .Hypercom's prior written consent disclose or make any Confidential Information available in any form to any person, except Reseller's employees, consultants, customers, or permitted operators, whose access is necessary to enable Reseller to exercise its rights under this Agreement and who are contractually obligated to maintain the confidentiality in a like manner. Reseller has no obligation to preserve the confidential or proprietary nature of Confidential Information which: (a) is already known to Reseller, as evidenced by a writing dated prior to disclosure; (h) is or becomes generally known to the public at large through Hypercom's own actions or no wrongful act of Reseller;
(c) is received from a third party without either an obligation of non-disclosure or breach of an obligation of confidentiality; (d) is independently developed by it or for it by third parties or affiliates, which third parties have not had any access whatsoever to the Confidential Information; or (e) is approved in advance for release by written authorization of an officer of Hypercom. Reseller agrees to pay any and all damages (including attorney's fees) sustained by Hypercom due to the unauthorized disclosure or use of any Confidential Information. This Section is not intended to replace or supersede any non-disclosure agreement between Hypercom and Reseller concerning treatment of confidential information, but rather, is intended to be an addition or supplement to any such agreement which may already exist between the parties. Reseller acknowledges that any breach by it of any confidentiality provisions or use restrictions in this Agreement will cause irreparable damage to Hypercom or its licensors and that a remedy at law will be inadequate. Therefore, in addition to any and all other remedies, Hypercom and its licensors will be entitled to seek injunctive relief for any actual or threatened breach of any confidentiality or use restrictions in this Agreement. In the event Reseller breaches any confidentiality provisions or use restrictions in this Agreement, Reseller shall immediately notify Hypercom and take all steps reasonably available to cure the violation and to prevent any subsequent violation


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9.  WARRANTIES.
    -----------

9.1 Subject to the limitations set forth herein, Hypercom warrants to Reseller that Products will be free from defects in P material and workmanship at the time of shipment to Reseller and for the period thereafter specified below ("Warranty Period"). The warranty .tated above is the only warranty or representation made by Hypercom, and the sole basis for liability with respect to qualiP', performance, defects, repair, delivery and replacement of the Products. Reseller will pass through this Hypercom warranty to its end user customers who purchase Products, and shall not warrant or represent that Hypercom warrants or guarantees any Product except as provided herein. hi no event may Reseller modify or expand the Hypercom Warranty, and Reseller is solely responsible for all warranties given to its end user customers regarding Products which ditthr from the Hypercom warranty. Hypercom gives no warranty or representation whatsoever and expressly disclaims any warranty regarding any interface(s) or device drivers developed and distributed by Reseller- Reseller is responsible for all shipping costs incurred in returning Products

Warranty Period:
Ninety  (90)  days      Product  Software
Twelve  (12)  months    Printers  and  printer  replacement  modules
                        FIP  devices
                        PIN  pads
                        NAC  products
                        LP  devices
                        T9  terminals
                        Optimum  terminals
                        Cellular  modems
                        ICE  cellular, accessory, peripheral, and portable units
                        Touch  screen  (void  if  damage caused by non-Hypercom
                          provided  stylus)
Thirty-six (36) months  ICE  5500M  terminals
                        ICE  6OOO  terminals
Sixty (6O)              months  Terminals  (unless  separately  listed  above)

9.2. In the event any Products do not conform to the above stated warranty, Hypercoms liability shall be limited to repair or replacement of the relevant Product(s), FOB point of shipment. THE ABOVE STATED REMEDY SHALL BE RESELLER'S SOLE AND EXCLUSIVE REMEDY AND HYPERCOM'S ENTIRE LIABILITY FOR NONCONFORMING PRODUCTS.

9.3  THE  FOREGOING  WARRANTIES  ARE  IN  LIEU  OF  ALL  OTHER  WARRANTIES  AND
REPRESENTATIONS OF ANY KIND WITH RESPECT TO THE PRODUCTS, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF NON4NFRNG.EKffiNT, TITLE, AND TI-TB IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PIJRPOSE.
ADDITIONALLY, J-IYPERCQM DOES NOT WARRANT OR REPRESENT TUE. PRODUCTS WILL PERFORM UNINTERRUPTED OR ERROR-FREE, IMPENETRABLE SECURITY, OR FLAWLESS VERIFICATION OF THE CARD HOLDER OR THEIR RELATED SIGNATURE.

10.  LIMITATIONOF  LIABILITY.IN NO EVENT SHALL EITHER PARTY BE LIABLE UNDER THIS
     ------------------------
AGREEMENT FOR. CONSEQUENTIAL, SPECIAL, EXEMPLARY, OR ANY INDIRECT DAMAGES FOR ANY REASON WHATSOEVER (INCJ.LTDNG WITHOUT LIMITATION, LOST PROFITS, LOSS OF RECORDS OR DATA), REGARDLESS OF WHETHER ARISING FROM BREACH OF CONTRACT, WARRANTY. TORT, STRICT LIABILITY, OR OTHERWISE. EVEN IF ADVISED OF THE POSSIBILITY OF THE LOSS OR DAMAGIOR IF THE LOSS OR DAMAGE COULD HAVE BEEN REASONABLY FORESEEN. Should RESELLER be entitled to recover damages from Hypercom based on one at more claims for breach of contract, negligence, misrepresentation, or other contract or tort claim, Hypercom shall be liable only for: (a) its indemnity obligations hereunder; (b) damages for bodily injury (including death) and damage to real property or tangible personal property; and
(c) the amount of any other a actual direct damages or loss. in the ease of clause (c), the maximum aggregate liability of Nypercom shall not exceed the total amount paid to Hypercom by Customer for the Product subject to the claim.


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11.  TERM  AND  TERMINATION. This Agreement shall commence on the Effective Date
     -----------------------
and expire three (3) years thereafter unless terminated earlier as provided herein ("Term"). Either party may terminate this Agreement without cause by giving the other party not less than three (3) months prior written notice. Either party may terminate this Agreement for cause as follows: (a) immediately if the other party breaches any provision of this Agreement related to Confidential Information or proprietary or use restrictions; (h) upon seven (7) days' notice lithe other party does not cure a payment related breach by the end of' the notice period; (c) upon thirty (30) days' notice if the other parry does not cure any other material breach by the end of the notice period; (d) the other party becomes subject to an involuntary bankruptcy proceeding or makes any voluntary arrangement with its creditors; (e) the other party goes into liquidation (except for the purposes of amalgamation or reconstruction and in such manner that the company resulting therefrom effectively agrees to be hound by or assumes the obligations imposed under this Agreement); (1) anything analogous to any of the foregoing under the law of any jurisdiction occurs in relation to the other party; or (g) the other party ceases, or threatens to cease, to carry on business. The rights to terminate this Agreement provided in this Section II shall be without prejudice to any other right or remedy of either party in respect of the breach concerned, if any, or any other breach,

12,  CONSEQUENCES OF TERMINATION. Upon  termination  of  this  Agreement for any
     ---------------------------
reason; (a) 1-lypereom shall be entitled (but not obliged) to repurchase, from Reseller, all or part of any stock of Products then held by Reseller at the depreciated value on Reseller's books, provided that: (i) Hypercom is responsible for the cost of, transport and insurance associated with such repurchase; and (ii) Reseller may sell Products for which it has accepted orders from customers prior to the date of termination, or in respect of which Hypercom does not, by written notice given to Reseller within seven (7) days after the date of termination, exercise its right of repurchase, as applicable; (b)
Reseller shall, at its own expense, within thirty (30) days after the termination date, return to Hypercom or otherwise dispose of in accordance with Hypereom's directions all Confidential information, samples of Products and any advertising, promotional or sales material relating to the Products then in Reseller's possession; (c) all outstanding unpaid invoices rendered by Hypercom hereunder shall become immediately due and invoices for Products ordered prior to termination shall be due immediately upon submission of the relevant invoice; and (d) Reseller shall cease to promote, market or advertise the Products or make any use of any Hypercom trademarks other than for the p1rpose of selling Products for which Hypercom does not exercise its rights of repurchase.

13.  GENERAL.
     --------

13.1  Independent  Contractor.  Reseller is an independent contractor and is not
      ------------------------
Hypercom's employee or agent for any purpose, and nothing herein shall be construed as making Reseller Hypercom's employee or agent. Reseller shall not make any warranty or representation or incur any obligation, liability or indebtedness whatsoever on Hypercom's behalf.

13.2. Audit. Upon reasonable request. Reseller will permit Hypercom to enter its
      ------
premises and inspect its inventory of Products, marketing materials, books and records to verify compliance with this Agreement during business hours provided it complies with all security, safety and other regulations which apply to or are in force at the relevant premises.

13.3.  Assignment.  Reseller  will not assign, pledge, or otherwise transfer any
       -----------
rights or obligations under this Agreement without Hypercom's prior written consent, which shall not be unreasonably withheld. Hypercom may have or later acquire one or more licensors whose products arc incorporated into, or licensed with the Products, and each such licensor is expressly made a third party beneficiary under this Agreement.

13.4  Force  Majeure.  Neither  party  shall  be  deemed to he in breach of this
      ---------------
Agreement, or be otherwise liable to the other, by reason of any delay in performance or non-performance of any of its obligations hereunder (other than payment), to the extent such delay or non performance is due to circumstances beyond its reasonable control (any strike, flood, fire, or other unexpected and uncontrollable event) of which it has notified the other party; and the time for performance of that obligation shall be extended accordingly.

13.5.  Governing  Law.  This Agreement shall be governed by and construed in all
       ---------------
respects in accordance with the laws of Arizona, U.SJt, without regards to its conflicts of law principles and each party hereby submits to the ncn-exclusive jurisdiction of the courts of Arizona. The United Nations Convention on the International Sale of Goods is specifically excluded and shall not he applicable to any transaction contemplated herein.


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

13.6.  Notice.  All notices required or permitted hereunder shall be written and
       -------
may be made by fax, personal delivery, or certified or registered mail (return receipt requested) to the address first set forth above. Notice is deemed given on the date confirmed by the written delivery receipt generated by the machine or courier delivering such notice.

13.7. Export. The Products may be subject to export control laws and regulations. Reseller will not export or re-export any Product, or any underlying Information or technology except if in full compliance with all United States, foreign and other applicable laws and regulations.

13.8.  Insurance. Reseller shall maintain adequate levels of insurance customary
       ----------
for resellers of payment terminals with insurance providers acceptable to Hypercom in its reasonable discretion and shall deliver a certificate qf such insurance to Hypercom upon request Such insurance shall name .Hypercorm, or such other entity as directed by Hypercom, as an additional insured.

13.9. Miscellaneous. This Agreement may he modified only by a written instrument
      --------------
signed by authorized representatives of both parties. If any term or provision of this Agreement is deemed invalid or unenforceable, this Agreement shall remain otherwise unaffected and enforceable. Waiver or failure of a party to exercise in any respect any tight provided for herein shall not be later deemed a waiver nor prevent a party from strictly enforcing any right: at a later time. Readings in this Agreement are for convenience only and shall not affect its interpretation. This Agreement expresses the parties' entire understanding concerning this subject matter, and supersedes and merges all prior written or oral proposals, agreements or understandings relating thereto. Except in pursuit of equitable relief before resorting in legal action, the parties agree to first seek alternative means of resolving any dispute, including hut not limited to, bi-lateral management meetings, non-binding mediation and/or arbitration. In a legal action or arbitration brought to enforce or interpret this Agreement, the prevailing party shall be entitled to recover from the other all costs and reasonable attorney's fees so incurred. Those provisions of this Agreement which, by their nature, are meant to survive any termination of this Agreement will so survive.

By signing below, the panics have caused this Agreement to be duly executed by their respective authorized representatives on the Effective Date.

Hypercom U.S.A., Inc.                      SIVAULT ANALYTICS, INC.
"Hypercom"                                 "Reseller"

/s/ Guilherme Blumenthal                   /s/ Emilian Elefteratos
Guilherme Blumenthal                       Emilian Elefteratos
EVP - Sales & Operations                   Chief Executive Officer

                                    EXHIBIT A
                            PRODUCT LISTING, PRICING,
                          AND DELIVERY DELAY PROVISIONS

1.0  ICE  Product  and Pricing. Reseller may purchase the following Products, at
     --------------------------
the  following  Reseller  per  unit  price:

All quoted prices do not include license fees for capability for any proprietary smart card payment fee. Such proprietary smart card payment schemes include, but are not limited to, Proton, Mondex, and Visa Cash. Associated cables on a per quote basis if non-standard cables are required.

2.0  Delay  delivery  Provisions.  Subject to the provisions below, Reseller may
     ----------------------------
delay delivery of any Product which is on order and scheduled for shipment mote than thirty (30) days after receipt of Reseller's purchase change order, for maximum deferral of ninety (90) days provided that such delayed shipment date is within the delivery time period specified in the body of this Agreement. Only one such purchase change order shall be accepted per scheduled shipment. Products covered by accepted purchase orders may he rescheduled as follows:

 Number of Days Prior to the                   Percentage of Units of
Scheduled Shipment Date that                   Product  Which  May  be
 Purchase  Change  Order  is                        Rescheduled
          Received
            0-30                                        None.
           31-60                                         25%
           61-90                                         50%
       91  and  over                                    100%

[table of prices omitted]


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MUTUAL NON-DISCLOSURE AGREEMENT
-------------------------------

On this 13th day of May, 2004 Hypercom Corporation, a Delaware corporation, including its worldwide, wholly-owned subsidiaries, with headquarters at 251 West Kathleen Road, Phoenix, Arizona 85053 ("Hypercom") and SIVAULT ANALYTICS a Delaware corporation with offices at 2033 Gateway Place, Sane Jose, CA 95110 ("Company"), hereby agree to exchange information pursuant to the following terms and conditions:

1.  Confidential  Information
    -------------------------

A. Hypercom and Company hereby agree that certain confidential information of a party hereto, related to a potential business relationship, and/or the conduct of business between the parties, or such other Special Purpose described below ("Permitted Purpose"), which if furnished by that party to the other party hereunder in written, other tangible or electronic form and clearly marked as being confidential or proprietary, or if orally or visually furnished, identified as being confidential in a writing submitted to the receiving party within thirty (30) days after such oral or visual disclosure shall be considered by the receiving party to be the Confidential information of the disclosing party.

Special  Purpose:  _______________________________________________

                   _______________________________________________

                   _______________________________________________

B. Each party agrees to maintain the Confidential Information of the other party received hereunder in confidence utilizing the same degree of care the receiving party uses to protect its own confidential information of a similar nature, but in no event less than a reasonable degree of care, and to not disclose such information to any third party or to employees of the receiving party without a need to know pursuant to the Permitted Purpose, The receiving party shall use the Confidential Information received hereunder only for the Permitted Purpose and shall not copy, reverse engineer, decompile, disassemble, or create derivative works based upon, the Confidential Information without the disclosing party's prior written permission. Nothing contained in this Agreement shall be construed as, and there is no granting or conferring to the receiving party, whether by sale, license or otherwise, any right, title or interest in any Confidential Information, nor in any intellectual property of the disclosing party. The receiving party hereby agrees to promptly notify and cooperate with the disclosing party in the event it reasonably anticipates it may be compelled by law, regulation, or judicial, administrative or governmental proceeding, to disclose any of the disclosing party's Confidential Information, in order to permit the disclosing party to seek a protective order.

C. This Agreement shall impose no obligation upon the receiving party with respect to any Confidential information of the furnishing party which: (a) is now or which subsequently becomes generally known or available through no wrongful act of the receiving party; (b) is known to the receiving party at the time of receipt of same from the furnishing party evidenced by a writing dated prior to disclosure; (c) is subsequently rightfully provided to the receiving party by a third party without restriction on disclosure; (d) is approved in advance for release by written authorization of an officer of the disclosing party; or (e) is independently developed by the receiving party provided the person or persons developing same have not had access to the Confidential Information of the furnishing party.

2.  No Warranty: Both parties represent the Confidential Information provided is
    ------------
believed by the disclosing party to be generally accurate. However, in no event shall the disclosing party, its directors, officers, agents or emplcyees be liable for errors, omissions or inaccuracies of any kind in the Confidential Information and the receiving party shall be responsible For verifying the accuracy of the Confidential Information disclosed. NO WARRANTY OF ANY KIND IS GIVEN REGARDING THE CONFIDENTIAL INFORMATION, THE SAME BEING AS IS, WHERE is AND WITH ALL FAULTS, AND TUE WARRANTWS OF MERCUANTABIIJITY AND

FTTNESS FOR A PARTICIULAR PURPOSE, TO THE EXTENT APPLICABLE, ARE EXCLUDED. THE FOREGOING 114 NO WAY MODIFIES TUE RETENTION 1W THE DISCLOSING PARTY OF ALL RIGUT, TITLE AND INTER! ST IN THE CONFIPENTL4L INFORMATION DISCLOSED BY SUCR PARTY.

3.  Equitable  Relief:  The  receiving  party  acknowledges  the  Confidential
    -----------------
Information is valuable property of the disclosing party and a breach or threatened breach of this Agreement would cause irreparable injury for which remedies at law alone would be inadequate. Iii addition to all other remedies available as a result of breach or threatened breach of this Agreement, a party injured hereunder shall have the right to seek equitable and injunctive relief and the other party in such an action hereby waives any requirement for posting of a bond or security.

4.  Term:  This  Agreement  shall be effective on the date first shown above and
    -----
shall continue for a period of three (3) years after the last disclosure of Confidential Information. Notwithstanding the foregoing, the obligation to hold Confidential information relating to products and software design specification in confidence shall continue until such Confidential Information is either returned or destroyed in accordance with Section 5. below

5.  Termination: Upon  termination  or  expiration  of  this  Agreement,  or the
    ------------
disclosing party's written request, the receiving party shall: (I) promptly return any and all Confidential Information along with any copies, variations or derivative works, whether or not authorized, and/or (2) provide a corporate officer's written certification that all notes, memoranda, analyses, reports, evaluations or other documents or data created, developed, modified or otherwise generated by the receiving party or at its request, involving Confidential Information whether in tangible or in electronic or magnetic storage format, have been destroyed.

6.  General:  This  Agreement  represents the full and complete agreement of the
    --------
parties with respect to the use and confidentiality of Confidential Information und supersedes all prior communications, agreements or proposals with respect to such subject matter, If any provision of this Agreement shall he held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect This Agreement shall be governed, construed and interpreted exclusively in accordance with the laws of the State of Arizona, United States of America, applicable to transactions wholly performed within Arizona and without regard to its conflicts of law provisions. Notwithstanding the preceding sentence, either party may bring an action in any jurisdiction or forum solely to enjoin the actual or anticipated wrongful disclosure of any Confidential Information. The prevailing party, in any action resulting from this Agreement shall be entitled to receive from the other party, reasonable attorneys' fees and costs incurred, in addition to any other relief awarded. No waiver of any breach hereof shall constitute a waiver any subsequent breach No waiver of any breach or modification or amendment hereto shall be effective unless in writing referring hereto and signed by the waiving party. Neither pasty shall issue a press release, public announcement or other statement concerning or mentioning the other party by name without such other party's prior written consent, Each party shall be entitled at any time, and without notice to the other party, to negotiate, disclose and otherwise deal in any manner and for any purpose with third pasties regarding its own Confidential Information.

ACCEPTED  AND  AGREED  TO  AS  OF  THE  DATE  FIRST  WRITTEN  ABOVE.

HYPERCOM  CORPORATION               SIVAULT ANALYTICS, INC.
"Hypercom"                          "Company"

/s/ C.S. Alexander                  /s/ Emilian Elefteratos
C.S. Alexander                      Emilian Elefteratos
Chairman & CEO                      CEO


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